AMENDMENT NO. 1 TO CONSULTING AGREEMENT

     EAUTOCLAIMS.COM, INC. ("Company") and LIVIAKIS FINANCIAL COMMUNICATIONS, INC. ("Consultant"), for good and valuable consideration the receipt of which is acknowledged, hereby agree to the following amendments to the Consulting Agreement dated as of February 1, 2000:

1. Section 1 (Term of Consultancy) is modified to read in its entirety as follows:

     Company hereby agrees to retain the Consultant to act in a consulting capacity to the Company, and the Consultant hereby agrees to provide services to the Company, commencing on May 1, 2000, and ending on February 28, 2001.

2. Subsection 4.2 of Section 4 (Remuneration) is deleted and replaced by the following:

     In addition to the Commencement Bonus described in Subsection 4.1 and as further consideration for undertaking this engagement and providing the services hereunder, the Company agrees to issue to the Consultant, as of August 24, 2000, thirty thousand (39,000) shares of the Company's Common Stock.

3. All other terms and conditions of the Consulting Agreement shall remain in effect.

AGREED TO:

Company: EAUTOCLAIMS.COM, INC.

                  By:

                  Title:

                  Date:

Consultant:       LIVIAKIS FINANCIAL COMMUNICATIONS, INC.

                  By:

                  Title:

                  Date: